SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 7, 2008

VASCO Data Security International, Inc.

(Exact name of registrant as specified in charter)

Delaware	000-24389	36-4169320
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1901 South Meyers Road, Suite 210 Oakbrook Terrace, Illinois	60181
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (630) 932-8844

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.05	Amendment to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On March 7, 2008, the Board of Directors (the “Board”) of VASCO Data Security International, Inc. (the “Company”) amended the Company’s Code of Conduct and Ethics (the “Code of Ethics”), which applies to the Company’s officers, directors and employees.

The Code of Ethics was amended, among other things, to require each employee, including the Company’s principal executive officer, principal financial officer, and principal accounting officer or controller, to certify annually that he or she has abided by the Code of Ethics.

A copy of the Code of Ethics, as amended, is attached as an exhibit hereto.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description
14.1	Code of Conduct and Ethics.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 12, 2008	VASCO Data Security International, Inc.

	By:	/s/ Clifford K. Bown
Clifford K. Bown
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
14.1	Code of Conduct and Ethics.